INCREASE TERM JOINDER NO. 2
TO CREDIT AGREEMENT

INCREASE TERM JOINDER NO. 2 TO CREDIT AGREEMENT, dated as of January 25, 2017 (this “Joinder”), is entered into by and among MICROSEMI CORPORATION, a Delaware corporation (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”), and the 2017 Incremental Term B Facility Lenders (as hereinafter defined) party hereto.
PRELIMINARY STATEMENTS:
WHEREAS, the Borrower, the several banks and other financial institutions or entities party thereto as lenders, the Administrative Agent and Morgan Stanley Senior Funding, Inc., as collateral agent (in such capacity, the “Collateral Agent”) entered into that certain Credit Agreement, dated as of January 15, 2016 (as amended, amended and restated, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined in this Joinder have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower has requested that certain financial institutions signatory hereto (in such capacity, the “2017 Incremental Term B Facility Lenders”) collectively provide Commitments (the “2017 Incremental Term B Commitments”) hereunder, and make Incremental Term B Loans pursuant hereto, in an aggregate principal amount equal to $235,000,000 (the “Aggregate 2017 Incremental Term B Commitment”) on the Effective Date, the proceeds of which will be used to refinance all or a portion of the outstanding Revolving Loans and to pay fees and expenses related thereto, and each 2017 Incremental Term B Facility Lender is prepared to make a portion of such Aggregate 2017 Incremental Term B Commitment, and to provide a portion of the loans (the “2017 Incremental Term B Loans”) pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein; and

WHEREAS, the Borrower, the 2017 Incremental Term B Facility Lenders and the Administrative Agent are entering into this Joinder in order to (i) evidence such 2017 Incremental Term B Commitments and such 2017 Incremental Term B Loans, in accordance with Section 2.4 of the Credit Agreement, and (ii) amend the Credit Agreement to permit certain assignments of the outstanding Term B Loans to be made on or after the Amendment No. 2 Effective Date (as defined in Amendment No. 2 to Credit Agreement, dated as of January 25, 2017, among the Borrower, the subsidiary guarantors party thereto, the Administrative Agent and the Term B Lenders party thereto).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:
(a) Schedule 1.1 of the Credit Agreement shall be amended by adding the below to the immediate end thereof:

2017 Incremental Term B Loans
2017 Incremental Term B Facility Lender	2017 Incremental Term B Commitment	2017 Incremental Term B Percentage
Morgan Stanley Senior Funding, Inc.	$235,000,000.00	100.00%
Total:	$235,000,000.00	100.00%

(b)    Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:
“2017 Increase Term Joinder”: that certain Increase Term Joinder No. 2 to Credit Agreement, dated as of January 25, 2017, among the Borrower, the Administrative Agent and the 2017 Incremental Term B Facility Lenders party thereto.
“2017 Increase Term Joinder Effective Date”: the date on which all of the conditions contained in Section 4 of the 2017 Increase Term Joinder have been satisfied or waived by the Administrative Agent.

“2017 Incremental Term B Commitment”: the several obligations of the 2017 Incremental Term B Facility Lenders to advance the aggregate amount of up to $235,000,000 to the Borrower on the 2017 Increase Term Joinder Effective Date, pursuant to the terms of this Agreement.

“2017 Incremental Term B Facility”: the 2017 Incremental Term B Commitments and the provisions relating to the 2017 Incremental Term B Loans herein.

“2017 Incremental Term B Facility Lenders”: each Lender with a 2017 Incremental Term B Commitment.

“2017 Incremental Term B Loans”: collectively, the amounts advanced by the 2017 Incremental Term B Facility Lenders to the Borrower under the 2017 Incremental Term B Commitment on the 2017 Increase Term Joinder Effective Date.

(c)    Section 2.1 of the Credit Agreement is hereby amended by adding the following sentence immediately after the second sentence thereof:
“Subject to the terms and conditions hereof and of the 2017 Increase Term Joinder, each 2017 Incremental Term B Facility Lender severally agrees to make, on the 2017 Increase Term Joinder Effective Date, a single Incremental Term B Loan to the Borrower in Dollars in an amount equal to such 2017 Incremental Term B Facility Lender’s 2017 Incremental Term B Commitment as set forth on Schedule 1.1 (after giving effect to the 2017 Increase Term Joinder).”
(d)    Section 2.3 of the Credit Agreement is hereby amended by adding a new clause (d) at the end thereof:
“in the case of the 2017 Incremental Term B Loans, beginning with the Quarterly Payment Date occurring on or around March 31, 2017, an amount equal to 0.25% of the aggregate initial principal amount of all the 2017 Incremental Term B Loans theretofore borrowed by the Borrower pursuant to Section 2.1 (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 4.8 or as designated by the Borrower in accordance with Section 4.1). The remaining unpaid principal amount of the 2017 Incremental Term B Loans and all other Obligations under or in respect of the 2017 Incremental Term B Loans shall be due and payable in full, if not earlier in accordance with this Agreement, on the Term B Loan Maturity Date, except to the extent extended by individual Lenders as to such Lender’s 2017 Incremental Term B Loan.”

SECTION 2.    The 2017 Incremental Term B Loans. Pursuant to Section 2.4 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date:
(a) Each 2017 Incremental Term B Facility Lender party hereto hereby agrees that upon, and subject to, the occurrence of the Effective Date, (i) such 2017 Incremental Term B Facility Lender shall have, as contemplated by Section 2.4 of the Credit Agreement, a 2017 Incremental Term B Commitment in an amount equal to the amount set forth opposite such 2017 Incremental Term B Facility Lender’s name under the heading “2017 Incremental Term B Commitment” on Schedule 1 to this Joinder, and (ii) such 2017 Incremental Term B Facility Lender shall be deemed to be, and shall become a “Lender”, a “Term Lender” and a “Term B Lender” for all purposes of, and subject to all the obligations of a “Lender”, a “Term Lender” and a “Term B Lender” under the Credit Agreement and the other Loan Documents. The Borrower and the Administrative Agent hereby agree that from and after the Effective Date, each 2017 Incremental Term B Facility Lender shall be deemed to be, and shall become, a “Lender”, a “Term Lender” and a “Term B Lender” for all purposes of, and with all the rights and remedies of a “Lender”, a “Term Lender” and a “Term B Lender” under, the Credit Agreement and the other Loan Documents. The Borrower, the Administrative Agent and each 2017 Incremental Term B Facility Lender hereby agree that from and after the Effective Date, (i) each 2017 Incremental Term B Loan shall be a “Loan”, a “Term Loan”, a “Term B Loan”, an “Incremental Term Loan” and an “Incremental Term B Loan” for all

purposes under the Credit Agreement and other Loan Documents, (ii) the 2017 Incremental Term B Facility shall be a “Facility”, a “Term Facility”, a “Term B Facility”, an “Incremental Term Facility and an “Incremental Term B Facility” for all purposes under the Credit Agreement and other Loan Documents, (iii) each 2017 Incremental Term B Commitment shall be a “Commitment”, a “Term Commitment”, a “Term B Commitment”, an “Incremental Term Loan Commitment” and an “Incremental Term B Commitment” for all purposes under the Credit Agreement and the other Loan Documents. From and after the Effective Date, each reference in the Credit Agreement to any 2017 Incremental Term B Facility Lender’s 2017 Incremental Term B Commitment shall mean its 2017 Incremental Term B Commitment as acquired pursuant to this Joinder, and as set forth opposite its name on Schedule 1 to this Joinder under the heading “2017 Incremental Term B Commitment”.
(b) Each 2017 Incremental Term B Facility Lender hereby agrees to make Incremental Term B Loans to the Borrower on the Effective Date in a principal amount not to exceed its respective 2017 Incremental Term B Commitment (as determined after giving effect to this Joinder).
SECTION 3.    Reference to and Effect on the Loan Documents.
(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Joinder.
(b)    The Credit Agreement, as specifically amended by this Joinder, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(c)    Except as expressly provided herein, the execution, delivery and effectiveness of this Joinder shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.
(d)    The Borrower, for itself and on behalf of each of the Loan Parties, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Guarantee and Collateral Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations, including under the Loan Documents, including, without limitation, all Secured Obligations resulting from or incurred pursuant to the 2017 Incremental Term B Commitments made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Subsidiary Guarantor, ratifies and reaffirms its guaranty of the Guarantor Obligations (as defined in the Guarantee and Collateral Agreement) pursuant to the Guarantee and Collateral Agreement.

(e)    This Joinder shall be deemed a Loan Document for all purposes under the Credit Agreement.
SECTION 4.    Conditions of Effectiveness. This Joinder shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived):
(a)     The Administrative Agent shall have received counterparts of this Joinder executed by the Borrower and the 2017 Incremental Term B Facility Lenders.
(b)    After giving effect to this Joinder and the transactions contemplated hereby (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date (except to the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date), (ii) no Default or Event of Default shall have occurred and be continuing or would result from the borrowings to be made on the Effective Date.
(c)    The Administrative Agent shall have received a legal opinion of O’Melveny & Myers LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the 2017 Incremental Term B Facility Lenders and reasonably satisfactory to the Administrative Agent.
(d)    The Administrative Agent shall have received a certificate of the Borrower substantially in the form of Exhibit F to the Credit Agreement (with such modifications as necessary to make such certificate applicable to the transactions contemplated pursuant to this Joinder) with appropriate insertions and attachments including the certificate of incorporation of the Borrower certified by the relevant authority of the jurisdiction of organization of the Borrower.
(e)    The Administrative Agent shall have received a certificate of the secretary or an assistant secretary of the Borrower confirming compliance with the conditions precedent set forth in clause (b) of this Section 4.
(f)     The Borrower shall have delivered to the Administrative Agent a notice of borrowing (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, on the Effective Date) requesting that the Incremental Term B Facility Lenders make the 2017 Incremental Term B Loans on the Effective Date and specifying the amount to be borrowed.
(g)    The Borrower shall have paid all reasonable and documented costs and expenses of the Administrative Agent in connection with this Joinder (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Administrative Agents) to the extent invoiced one (1) Business Day prior to the Effective Date.

SECTION 5.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent that:
(a)    on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Joinder, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Joinder has been duly authorized, executed and delivered by it; and
(b)    this Joinder, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.
SECTION 6.    Costs and Expenses. The Borrower agrees that all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Joinder and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent (provided that such fees, charges and disbursements shall not include fees, charge and disbursements for more than one counsel plus one local counsel in each relevant jurisdiction)), are expenses that the Borrower is required to pay or reimburse pursuant to Section 11.5 of the Credit Agreement.
SECTION 7.    Execution in Counterparts. This Joinder may be executed by one or more of the parties to this Joinder on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Joinder by facsimile transmission or electronic mail (in “.pdf” or similar format) shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.    GOVERNING LAW. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9.    WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS JOINDER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS JOINDER

BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
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IN WITNESS WHEREOF, the parties have caused this Increase Term Joinder No. 2 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

MICROSEMI CORPORATION,
as Borrower

By:	/s/ John W. Hohener________________

Name:	John W. Hohener

Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Jonathon Rauen_________________ Name: Jonathon Rauen Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as a 2017 Incremental Term B Facility Lender

By:	/s/ Jonathon Rauen_________________ Name: Jonathon Rauen Title: Authorized Signatory

Schedule 1
2017 Incremental Term B Commitments and 2017 Incremental Term B Facility Lenders

2017 Incremental Term B Facility Lender	2017 Incremental Term B Commitment	2017 Incremental Term B Commitment Percentage
Morgan Stanley Senior Funding, Inc.	$235,000,000.00	100.00%
Total:	$235,000,000.00	100.00%